Stock-Based Compensation (Tables)	9 Months Ended
Sep. 30, 2024
Share-Based Payment Arrangement [Abstract]
Schedule of Stock-Based Compensation Expense
Amounts recognized in the financial statements with respect to stock-based compensation programs, which include stock options, RSUs, and PSUs, are provided in the following table. Capitalized stock-based compensation amounts were not material.

	Three months ended September 30,		Nine months ended September 30,
(Millions)	2024	2023	2024	2023
Cost of sales	$3	$1	$12	$7
Selling, general and administrative expenses	22	4	61	18
Research, development and related expenses	2	1	14	7
Stock-based compensation expenses	27	6	87	32
Income tax benefits	(5)	(2)	(13)	(8)
Stock-based compensation expenses, net of tax	$22	$4	$74	$24